Payments per Bond Denomination

MERIT Series 8

Payment Date:     30-Dec-96
Reporting Month:  November

                                                          Interest    Interest    Principal
               Original   Original Integral     Record    Accrual     Payment     Payment     Ending         Remaining
  Class         Balance   Pct Pool Denomination Date      Factor      Factor      Factor      Balance        Principal Factor
Class A-1 $710,500,000.00 75.00%   $1,000.00    30-Nov-96  4.41849244  4.41849244 32.57483847 $650,172,226.58 0.91509110
Class A-2 $142,000,000.00 14.99%   $1,000.00    30-Nov-96  4.97916667  4.97916667  0.00000000 $142,000,000.00 1.00000000
Class A-3  $89,978,000.00  9.50%   $1,000.00    30-Nov-96 10.00000000 10.00000000  0.00000000  $89,978,000.00 1.00000000

          $942,478,000.00                                                                     $882,150,226.58

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MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 8

Payment Date:         30-Dec-96
Reporting Month       November

Reserve Funds and Subordination

                            Initial Coverage    Beginning Coverage  Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collateralization 0.50% $4,736,097.11 0.52% $4,736,097.11 $0.00       $0.00  $886,886,323.69 0.53% $4,736,097.11

Surplus Summary

Class                      Total Distribution
Surplus                            $1,052,533.13

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days               171         $33,035,379             3.72%
60+ Days                60         $11,864,541             1.34%
90+ Days                95         $19,791,031             2.23%
Foreclosure             51         $19,670,699             2.22%
REO                     56         $10,002,740             1.13%

Totals                 433         $94,364,390            10.64%


Advances on Delinquencies                                         $565,097
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 8
Payment Date:   30-Dec-96
Report Date:    November

Collateral Proceeds Account


Beginning Balance                            $0.00

Deposits                                                            Withdrawals

Interest Net of Servicing Fee        $5,864,854.94                  Interest Payments                        $4,746,160.54
Principal                           $23,144,422.73                  Principal Payments                      $23,144,422.73
Deposits From Reserve Fund                   $0.00                  Surplus                                  $1,052,533.13
Other Deposits                               $0.00                  FSA Fee                                     $66,161.27

Total Deposit                       $29,009,277.67                  Total Withdrawals                       $29,009,277.67

                                                                    Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 8
Payment Date:     30-Dec-96
Reporting Month:  November

            Class
          Interest       Beginning       Interest      Interest      Principal        Total     Applied Ending
  Class     Rate          Balance         Accrual       Payment       Payment     Distribution  Losses  Balance
Class A-1  5.595000%  $673,316,649.31 $3,139,338.88 $3,139,338.88 $23,144,422.73 $26,283,761.61 $0.00   $650,172,226.58
Class A-2  5.975000%  $142,000,000.00   $707,041.67   $707,041.67          $0.00    $707,041.67 $0.00   $142,000,000.00
Class A-3 12.000000%   $89,978,000.00   $899,780.00   $899,780.00          $0.00    $899,780.00 $0.00    $89,978,000.00

                      $905,294,649.31 $4,746,160.55 $4,746,160.55 $23,144,422.73 $27,890,583.28 0       $882,150,226.58


  Class              CUSIP     Priority     Principal Type    Interest Type
Class A-1            589962AY5 Senior       Sequential        Floater
Class A-2            589962AZ2 Senior       Sequential        Floater
Class A-3            589962BA6 Senior       Sequential        Floater


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